UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2015

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 Wisconsin Avenue
10th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 7, 2015, the Company held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)	for the election of three trustees of the Company to serve until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of the Company’s independent registered public accountants for the year ending December 31, 2015; and

(iii)	the approval, by non-binding vote, of executive compensation.
The three nominees were elected, the ratification of the appointment of the independent registered public accountants was approved and executive compensation was approved. The results of the voting were as follows:
Election of Trustees:

Trustee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Jeffrey T. Foland	104,342,004	978,837	-0-	2,111,393
Darryl Hartley-Leonard	103,370,776	1,950,065	-0-	2,111,393
William S. McCalmont	103,357,909	1,962,932	-0-	2,111,393

Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,420,013	1,944,515	67,706	N/A

Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,420,993	3,755,791	144,057	2,111,393

Item 8.01.     OTHER EVENTS.
On May 7, 2015, LaSalle Hotel Properties (the “Company”), filed with the Securities and Exchange Commission a prospectus supplement dated May 7, 2015 (the “Prospectus Supplement”) to its prospectus dated November 20, 2012, which was included in its automatic shelf registration statement on Form S-3 (No. 333-185081) (the “Registration Statement”). The Prospectus Supplement relates to the resale by selling shareholders of up to 151,077 of the Company’s common shares of beneficial interest (“common shares”) that may be issued from time to time if, and to the extent that, such selling shareholders, which hold an equal number of Class A common units of limited partnership interest (“common units”) in LaSalle Hotel Operating Partnership, L.P., the Company’s operating partnership, tender such common units for redemption, and the Company elects, in its sole and absolute discretion, to exchange some or all of the common units tendered for redemption for common shares.
    The Company is filing the opinion of its counsel, Hunton & Williams LLP, as Exhibit 5.1 hereto, regarding the legality of the common shares covered by the Prospectus Supplement. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement and the Prospectus Supplement.
    This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Hunton & Williams LLP regarding the legality of the shares offered
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

	BY:	/s/ Bruce A. Riggins
Bruce A. Riggins
Dated: May 7, 2015		Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Hunton & Williams LLP regarding the legality of the shares offered
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)